SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                September 1, 2001
                Date of Report (Date of Earliest Event Reported)



                              The China Fund, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



         Maryland                   811-6651                    000000000
(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)            File Number)            Identification Number)



225 Franklin Street, Boston, Massachusetts                              02110
 (Address of Principal Executive Offices)                             (Zip Code)



                                 (212) 808-0500
              (Registrant's Telephone Number, Including Area Code)

Item 9.  Regulation FD Disclosure.

     Pursuant to Regulation FD Rules 100-103, The China Fund, Inc. (the "Fund") furnishes the September 2001 Monthly Update on the Fund by the Fund's Investment Manager.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2001



                                               By: /s/ Ann Casey
                                                   -----------------------------
                                                  Name:   Ann Casey
                                                  Title:  Secretary

----------------------
       Insight
----------------------

The China Fund, Inc., (CHN)
September 2001

In brief...                                                    30 September 2001
--------------------------------------------------------------------------------


Net Asset Value per share*    US$12.64
Market Price*                 US$10.66
Premium/Discount*              -15.66%


Fund size*                   US$127.4m


 ------------------------ -------------------- -------------------------
                            China Fund NAV        MSCI Golden Dragon
 1 month return*                 -9.03                  -15.89
 1 year return*                  -3.29                  -40.61
 ------------------------ -------------------- -------------------------
 *Source: State Street Corporation/Martin Currie Global Investors Limited



Objective
--------------------------------------------------------------------------------

The investment objective of the Fund is to achieve long term capital appreciation through investment in companies and other entities with significant assets, investments, production activities, trading or other business interests in China or which derive a significant part of their revenue from China.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China or in companies organised outside of China, that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have a least 50% of their assets in China; and (iii) companies organized in China. Under the new policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

The fundamental policy, which applies to not less than 65% of the Fund's assets as set out in the Fund's prospectus dated July 10, 1992, remains in place. The fundamental policy is the same as the operating policy set out above, except that China only includes the People's Republic of China.



Manager's Comments
--------------------------------------------------------------------------------

China stockmarkets fell heavily in the third quarter (MSCI Golden Dragon -26%) as the extent of the slow-down in global economic growth became evident. Investor sentiment was further undermined by the events of September 11. Whilst China's export sector will inevitably be affected by a temporary reduction in US demand, China's exporters remain internationally competitive - foreign exchange reserves have now topped US$200bn. We believe that the Chinese currency is likely to appreciate against the US dollar in the medium term. With its large, domestic economy, we expect China's growth to remain relatively resilient. We therefore feel that the extremely low prices - on which some of the Chinese stocks now stand - represent excellent value for long-term investors. This is particularly true of the private sector companies on which your Fund concentrates.

Private sector companies, or "P" shares, are starting to receive attention from the international investment community, disenchanted with the returns on investment in state-owned enterprises. Your manager was speaking at a conference of such companies on September 11 in New York. The benefits of such companies can be summarized as:

     o the managers are shareholders and therefore have a shared interest with minority investors

     o they lack the historical burdens of state-owned enterprises, in terms of over-manning, debts, receivables and out-dated equipment

     o they tend to be in newer, less capital-intensive industries with better growth prospects

     o managements are more flexible and should be better able to exploit opportunities thrown up by the de-regulation of China's economy and WTO entry

Investing in the Chinese private sector is not without risk. Entrepreneurs can be distracted by unrelated projects. The companies are new and often lack an understanding of capital markets. The private sector has only recently been recognized in the Chinese constitution and private sector companies can be at a disadvantage under existing legal and financial frameworks. However, we believe that by investing in a selection of the best entrepreneurial companies, your Fund spreads risk whilst maximizing potential returns for investors. Chinese "P" shares in the portfolio include China Rare Earth, TCL (TV and electronics), Global Biochem (corn starch and sweeteners), Xinao Gas (LNG distribution), Euro-Asia (orchid seedlings), Asia Dekor (HDF flooring) and Luthai Textile.

Another way in which your Fund seeks to access opportunities in the Chinese private sector is to invest in Taiwan-listed companies which derive a substantial portion of their earnings from China. These companies often have the advantage of being more mature than the Chinese "P" shares. Given that the Taiwan market is now at an 8-year low, this is also currently a cheap way to access Chinese growth. Such companies in the portfolio include Choice Communications (printing), Pacific Construction (department stores), Premier Image (cameras), Phoenixtech (uninterruptible power supplies) and Hotung Chemical (petrochemicals).

The Fund is managed in a bottom-up fashion, by selecting individual companies rather than taking a position relative to sector weightings. But we note that the overall effect of these selections is that the Fund is currently biased towards the consumer and energy sectors, and away from IT, telecoms and financials. We estimate that the overall portfolio is trading on 9x 2000 earnings.



Fund Details*
--------------------------------------------------------------------------------

 Market cap                US$107m
 Shares outstanding        10,073,173 shares
 Exchange listed           NYSE
 Listing date              July 10, 1992
 Investment manager        Martin Currie Global Investors Limited
 Direct investment         Asia Direct Capital Management Ltd
 manager



Asset allocation (%)*
--------------------------------------------------------------------------------

 Hong Kong                 40.7%
 Taiwan                    33.5%
 B shares                  5.9%
 New York                  2.6%
 Unlisted                  5.4%
 Singapore                 3.0%
 Cash                      7.4%



Ten Largest Listed Investments (36.2%)*
---------------------------------- --------------------------- --------
 China Petroleum & Chemical        Energy                      4.8%
 Taipei Bank                       Financials                  4.6%
 Yanzhou Coal Mining               Energy                      4.5%
 Huaneng Power International       Energy                      3.6%
 Zheijiang Expressway              Utilities                   3.4%
 Chunghwa Telecom                  Telecoms                    3.4%
 TCL International Holdings        Information Technology      3.2%
 Uni President Enterprises         Consumer Discretionary      3.1%
 Pacific Construction              Consumer Discretionary      3.0%
 Want Want Holdings                Consumer Staples            2.7%



Unlisted Investments*
-----------------------------------------------------------
-----------------------------------------------------------
A-S China Plumbing Products
Moulin International Holdings (CB)
Road King Infrastructure
New World Sun City
Road King Infrastructure (Warrants)



 Sector allocation (%)*
------------------------------- ---------------
                                % of net assets

 Consumer Discretionary             16.3
 Consumer Staples                    7.8
 Energy                              8.1
 Financials                          7.5
 Health Care                         2.5
 Industrials                        11.3
 Information Technology             11.0
 Materials                           5.6
 Telecoms                            4.6
 Utilities                           5.3
 Other                              12.6
 Cash                                7.4

 Total                            100.0



Performance (in US$ term)*
---------------------------------- --------------- --------------
As at 30 September 2001                 NAV %      Market Price %

One month                               -9.03               -5.83
Calendar year to date                    1.43               15.24
3 years                                 31.61               51.29



Dividend History*
US$                                Ex Date
0.1110                             12/28/99
0.0780                             12/23/98
0.5003                             12/23/97
0.0834                             12/27/96
0.0910                             12/31/95
0.6099                             12/31/94
0.9103                             12/31/93
0.0550                             12/31/92




 Fund Performance
 ----------------------------------- -------- -------- -------- -------- ------- -------- ---------
                                       One     Three     Year     One     Three    Five     Since
 Fund performance                     Month    Months   To date   Year    Years    Years   Launch #

 The China Fund, Inc.                  -9.03   -20.46     1.43    -3.29   31.61    -0.19    8.51
 MSCI Golden Dragon                   -15.89   -25.97   -31.91   -40.61   -8.57   -39.83       -
 Hang Seng Chinese Enterprise Index    -5.63   -25.60     5.85   -13.04    5.99   -51.04       -

 Source: * State Street Corporation / MCGI.  # The Fund was launched on July 10, 1992



 Performance in perspective
 ------------------------------------------------------
            The China Fund Inc. vs MSCI Golden Dragon

            Date           Fund        Index
          ---------       ------       -----
          17-Jul-92                    13.83
          31-Jul-92                    13.17
          31-Aug-92                    13.20
          30-Sep-92                    13.17
          31-Oct-92                    13.51
          30-Nov-92                    14.23
          31-Dec-92                    13.00
          31-Jan-93                    14.25
          28-Feb-93                    14.80
          31-Mar-93                    14.97
          30-Apr-93                    15.55
          31-May-93                    15.60
          30-Jun-93                    14.97
          31-Jul-93                    14.32
          31-Aug-93                    15.15
          30-Sep-93                    15.29
          31-Oct-93                    17.35
          30-Nov-93                    18.05
          27-Dec-93                    19.28
          31-Dec-93                    20.18
          31-Jan-94                    18.21
          28-Feb-94                    17.09
          31-Mar-94                    15.64
          30-Apr-94                    14.52
          31-May-94                    14.96
          30-Jun-94                    14.16
          31-Jul-94                    14.85
          31-Aug-94                    15.44
          30-Sep-94                    15.50
          31-Oct-94                    15.25
          30-Nov-94                    13.76
          23-Dec-94                    12.62
          31-Dec-94                    12.60
          31-Jan-95                    11.17
          28-Feb-95                    11.75
          31-Mar-95                    11.78
          30-Apr-95                    11.45
          31-May-95                    12.36
          30-Jun-95                    12.21
          31-Jul-95                    12.65
          31-Aug-95                    12.31
          30-Sep-95                    12.49
          31-Oct-95                    12.87
          30-Nov-95                    12.41
          29-Dec-95                    12.23
          31-Dec-95                    12.23
          31-Jan-96                    13.44
          29-Feb-96                    13.49
          31-Mar-96                    12.82
          30-Apr-96                    12.70
          31-May-96                    12.94
          30-Jun-96                    12.87
          31-Jul-96                    12.83
          31-Aug-96                    13.33
          30-Sep-96                    13.60
          31-Oct-96         -4.60      13.24
          30-Nov-96          3.37      14.73
          31-Dec-96         11.07      16.33
          31-Jan-97          1.80      16.55
          28-Feb-97          3.16      17.35
          31-Mar-97          2.27      16.87
          30-Apr-97          6.61      18.57
          31-May-97          2.35      20.38
          30-Jun-97         -1.21      21.62
          31-Jul-97         -0.57      23.00
          31-Aug-97         13.03      23.37
          30-Sep-97         -5.88      22.02
          31-Oct-97          5.05      16.97
          30-Nov-97        -10.54      15.03
          31-Dec-97         -4.75      14.53
          31-Jan-98        -10.98      11.45
          28-Feb-98          4.66      14.44
          31-Mar-98          0.05      13.99
          30-Apr-98          2.52      12.88
          31-May-98          2.90      11.63
          30-Jun-98         -8.15      10.05
          31-Jul-98         -7.95       8.72
          31-Aug-98         -3.05       7.54
          30-Sep-98         13.76       9.80
          31-Oct-98        -12.33      10.84
          30-Nov-98         -2.13      10.80
          28-Dec-98          0.52      10.28
          31-Dec-98          1.07      10.39
          31-Jan-99         -7.49       9.05
          28-Feb-99         -4.68       8.80
          31-Mar-99         -2.99       9.57
          30-Apr-99          3.48      11.72
          31-May-99          4.21      11.38
          30-Jun-99         17.91      15.35
          31-Jul-99         -2.38      14.01
          31-Aug-99         -3.69      14.12
          30-Sep-99          0.04      13.43
          31-Oct-99         -9.09      12.74
          30-Nov-99          1.71      14.06
          28-Dec-99         -5.57      14.41
          31-Dec-99         -1.48      14.20
          31-Jan-00         -3.64      13.75
          29-Feb-00         -4.26      13.37
          31-Mar-00          6.65      14.71
          30-Apr-00         -4.02      12.71
          31-May-00          4.42      12.45
          30-Jun-00          5.72      13.53
          31-Jul-00          5.43      14.54
          31-Aug-00          1.04      14.32
          30-Sep-00          3.29      13.07
          31-Oct-00          3.31      12.37
          30-Nov-00          0.76      11.63
          31-Dec-00          5.03      12.47
          31-Jan-01        -11.30      12.53
          28-Feb-01         11.33      13.23
          31-Mar-01         13.53      13.76
          30-Apr-01          7.31      14.58
          31-May-01         14.53      16.28
          30-Jun-01          0.63      15.90
          31-Jul-01         -4.32      14.26
          31-Aug-01          #N/A      13.90
          30-Sep-01          #N/A      12.64



 The China Fund, Inc. Premium/discount
---------------------------------------------
        DATE            Premium/Discount

      31-Jul-92         14.07%
      17-Jul-92          8.46%
      31-Jul-92         10.10%
       7-Aug-92          1.99%
      14-Aug-92          1.99%
      21-Aug-92         -7.88%
      28-Aug-92         -4.54%
       4-Sep-92         -4.61%
      18-Sep-92         -9.11%
      25-Sep-92        -13.67%
       2-Oct-92        -13.42%
       9-Oct-92        -13.67%
      16-Oct-92        -13.58%
      23-Oct-92         -3.17%
      30-Oct-92         -1.55%
       6-Nov-92          0.81%
      13-Nov-92          1.99%
      20-Nov-92          1.59%
      27-Nov-92          1.40%
       4-Dec-92         -2.10%
      11-Dec-92         -4.05%
      18-Dec-92         -5.22%
      25-Dec-92         -1.53%
       1-Jan-93         -8.39%
       8-Jan-93         -0.81%
      15-Jan-93         -2.71%
      22-Jan-93         -3.65%
      29-Jan-93         -7.02%
       5-Feb-93         -4.59%
      12-Feb-93         -4.98%
      19-Feb-93         -4.31%
      26-Feb-93         -7.09%
       5-Mar-93         -5.52%
      12-Mar-93         -3.26%
      19-Mar-93         -1.83%
      26-Mar-93         -7.44%
       2-Apr-93         -3.33%
       9-Apr-93          4.54%
      16-Apr-93          1.91%
      23-Apr-93          1.46%
      30-Apr-93          7.72%
       7-May-93          7.37%
      14-May-93         15.76%
      21-May-93         12.01%
      28-May-93         14.58%
       4-Jun-93         15.95%
      11-Jun-93         14.08%
      18-Jun-93         14.83%
      25-Jun-93         14.09%
       2-Jul-93         10.98%
       9-Jul-93         15.57%
      16-Jul-93         12.78%
      23-Jul-93          5.89%
      30-Jul-93         11.31%
       6-Aug-93         14.87%
      13-Aug-93         15.62%
      20-Aug-93         10.10%
      27-Aug-93          9.78%
       3-Sep-93         11.02%
      10-Sep-93          4.03%
      17-Sep-93          2.92%
      24-Sep-93          5.40%
       1-Oct-93          9.48%
       8-Oct-93         12.55%
      15-Oct-93         10.25%
      22-Oct-93         11.65%
      29-Oct-93          6.63%
       5-Nov-93          4.53%
      12-Nov-93          2.04%
      19-Nov-93          1.35%
      26-Nov-93         -0.47%
       3-Dec-93          5.75%
      10-Dec-93         16.73%
      17-Dec-93         25.94%
      24-Dec-93         21.63%
      31-Dec-93         39.99%
       7-Jan-94         21.38%
      14-Jan-94         27.76%
      21-Jan-94         24.80%
      28-Jan-94         27.52%
       4-Feb-94         19.88%
      11-Feb-94         23.48%
      18-Feb-94         24.50%
      25-Feb-94         20.04%
       4-Mar-94         25.23%
      11-Mar-94         25.61%
      18-Mar-94         21.53%
      25-Mar-94         20.87%
       1-Apr-94         17.49%
       8-Apr-94          9.80%
      15-Apr-94          6.72%
      22-Apr-94         -1.42%
      29-Apr-94         10.19%
       6-May-94          9.00%
      13-May-94          9.60%
      20-May-94         14.80%
      27-May-94         24.92%
       3-Jun-94         29.98%
      10-Jun-94         18.28%
      17-Jun-94         18.31%
      24-Jun-94         15.21%
       1-Jul-94         14.44%
       8-Jul-94         13.80%
      15-Jul-94         17.68%
      22-Jul-94         15.45%
      29-Jul-94         13.64%
       5-Aug-94         17.55%
      12-Aug-94         18.16%
      19-Aug-94         21.53%
      26-Aug-94         18.85%
       2-Sep-94         20.97%
       9-Sep-94         15.84%
      16-Sep-94         16.50%
      23-Sep-94         15.24%
      30-Sep-94         11.29%
       7-Oct-94         10.56%
      14-Oct-94         12.07%
      21-Oct-94         11.97%
      28-Oct-94         12.43%
       4-Nov-94          9.88%
      11-Nov-94          8.81%
      18-Nov-94          7.63%
      25-Nov-94          7.45%
       2-Dec-94          7.60%
       9-Dec-94          4.65%
      16-Dec-94          8.90%
      23-Dec-94         -5.90%
      30-Dec-94          0.20%
       6-Jan-95          4.08%
      13-Jan-95         14.04%
      20-Jan-95         10.00%
      27-Jan-95         11.91%
       3-Feb-95         12.62%
      10-Feb-95          9.39%
      17-Feb-95         10.92%
      24-Feb-95         11.11%
       3-Mar-95          7.48%
      10-Mar-95          5.82%
      17-Mar-95          9.82%
      24-Mar-95          6.96%
      31-Mar-95          6.11%
       7-Apr-95          7.02%
      14-Apr-95          4.87%
      21-Apr-95          3.72%
      28-Apr-95          6.99%
       5-May-95          9.69%
      12-May-95         19.24%
      19-May-95          9.50%
      26-May-95          8.39%
       2-Jun-95         10.18%
       9-Jun-95          8.92%
      16-Jun-95          6.88%
      23-Jun-95          5.19%
      30-Jun-95          2.38%
       7-Jul-95          6.91%
      14-Jul-95          3.27%
      21-Jul-95          2.59%
      28-Jul-95          1.94%
       4-Aug-95          1.62%
      11-Aug-95         -2.14%
      18-Aug-95         -0.65%
      25-Aug-95          1.73%
       1-Sep-95          1.54%
       8-Sep-95         -3.54%
      15-Sep-95          0.43%
      22-Sep-95         -1.63%
      29-Sep-95          2.08%
       6-Oct-95         -1.34%
      13-Oct-95         -3.92%
      20-Oct-95         -6.30%
      27-Oct-95         -5.64%
       3-Nov-95         -7.44%
      10-Nov-95         -4.94%
      17-Nov-95         -2.00%
      24-Nov-95         -2.66%
       1-Dec-95         -4.54%
       8-Dec-95          2.48%
      15-Dec-95         -3.22%
      22-Dec-95          0.74%
      29-Dec-95         -3.92%
       5-Jan-96          9.87%
      12-Jan-96         15.04%
      19-Jan-96         16.57%
      26-Jan-96         14.58%
       2-Feb-96         10.70%
       9-Feb-96          4.40%
      16-Feb-96          3.11%
      23-Feb-96         -1.68%
       1-Mar-96         -0.85%
       8-Mar-96         -6.64%
      15-Mar-96          2.36%
      22-Mar-96          0.23%
      29-Mar-96          4.33%
       5-Apr-96          1.12%
      12-Apr-96         -2.04%
      19-Apr-96         -2.56%
      26-Apr-96         -3.69%
       3-May-96          2.52%
      10-May-96          3.59%
      17-May-96         -0.87%
      24-May-96         -3.09%
      31-May-96         -5.33%
       7-Jun-96         -5.64%
      14-Jun-96         -6.76%
      21-Jun-96         -4.52%
      28-Jun-96         -5.79%
       5-Jul-96         -7.05%
      12-Jul-96         -6.61%
      19-Jul-96         -7.83%
      26-Jul-96        -11.89%
       2-Aug-96         -9.13%
       9-Aug-96        -11.60%
      16-Aug-96        -14.47%
      23-Aug-96        -11.05%
      30-Aug-96        -10.92%
       6-Sep-96        -10.11%
      13-Sep-96         -7.23%
      20-Sep-96         -7.99%
      27-Sep-96        -10.19%
       4-Oct-96        -10.39%
      11-Oct-96        -13.58%
      18-Oct-96        -12.81%
      25-Oct-96        -13.92%
       1-Nov-96        -11.52%
       8-Nov-96        -15.05%
      15-Nov-96        -12.81%
      22-Nov-96        -10.09%
      29-Nov-96        -10.90%
       6-Dec-96        -14.14%
      13-Dec-96        -16.61%
      20-Dec-96        -16.34%
      27-Dec-96        -18.15%
       3-Jan-97        -21.31%
      10-Jan-97        -17.33%
      17-Jan-97        -15.63%
      24-Jan-97        -18.35%
      31-Jan-97        -17.67%
       7-Feb-97        -18.32%
      14-Feb-97        -17.94%
      21-Feb-97        -19.81%
      28-Feb-97        -21.47%
       7-Mar-97        -19.95%
      14-Mar-97        -18.46%
      21-Mar-97        -15.87%
      28-Mar-97        -20.12%
       4-Apr-97        -19.11%
      11-Apr-97        -22.10%
      18-Apr-97        -20.95%
      25-Apr-97        -23.57%
       2-May-97        -19.16%
       9-May-97        -18.52%
      16-May-97        -17.52%
      23-May-97        -24.65%
      30-May-97        -20.26%
       6-Jun-97        -18.96%
      13-Jun-97        -16.45%
      20-Jun-97        -21.69%
      27-Jun-97        -20.61%
       4-Jul-97        -17.22%
      11-Jul-97        -16.73%
      18-Jul-97        -20.95%
      25-Jul-97        -20.69%
       1-Aug-97        -18.61%
       8-Aug-97        -21.22%
      15-Aug-97        -22.58%
      22-Aug-97        -25.56%
      29-Aug-97        -24.05%
       5-Sep-97        -16.72%
      12-Sep-97        -25.14%
      19-Sep-97        -17.51%
      26-Sep-97        -17.05%
       3-Oct-97        -21.24%
      10-Oct-97        -17.32%
      17-Oct-97        -21.02%
      24-Oct-97        -16.69%
      31-Oct-97        -21.73%
       7-Nov-97        -19.93%
      14-Nov-97        -19.53%
      21-Nov-97        -14.38%
      28-Nov-97        -15.59%
       5-Dec-97        -18.64%
      12-Dec-97        -19.52%
      19-Dec-97        -19.01%
      26-Dec-97        -16.28%
       2-Jan-98        -13.73%
       9-Jan-98        -10.56%
      16-Jan-98         -3.80%
      23-Jan-98         -8.95%
      30-Jan-98         -1.75%
       6-Feb-98        -13.63%
      13-Feb-98        -11.05%
      20-Feb-98        -13.44%
      27-Feb-98        -15.17%
       6-Mar-98        -13.43%
      13-Mar-98        -17.16%
      20-Mar-98        -17.55%
      27-Mar-98        -18.52%
       3-Apr-98        -18.06%
      10-Apr-98        -17.76%
      17-Apr-98        -19.75%
      24-Apr-98        -19.54%
       1-May-98        -16.86%
       8-May-98        -20.18%
      15-May-98        -21.49%
      22-May-98        -18.86%
      29-May-98        -21.54%
       5-Jun-98        -18.31%
      12-Jun-98        -17.91%
      19-Jun-98        -17.13%
      26-Jun-98        -13.16%
       3-Jul-98        -12.52%
      10-Jul-98        -12.41%
      17-Jul-98         -7.08%
      24-Jul-98        -13.44%
      31-Jul-98        -14.71%
       7-Aug-98        -15.35%
      14-Aug-98        -18.65%
      21-Aug-98        -18.65%
      28-Aug-98        -21.35%
       4-Sep-98        -34.91%
      11-Sep-98        -28.05%
      18-Sep-98        -24.67%
      25-Sep-98        -30.42%
       2-Oct-98        -29.21%
       9-Oct-98        -28.45%
      16-Oct-98        -19.06%
      23-Oct-98        -18.76%
      30-Oct-98        -19.43%
       6-Nov-98        -18.93%
      13-Nov-98        -22.57%
      20-Nov-98        -16.37%
      27-Nov-98        -15.57%
       4-Dec-98        -17.97%
      11-Dec-98        -24.74%
      18-Dec-98        -22.10%
      25-Dec-98        -23.53%
       1-Jan-99        -20.60%
       8-Jan-99        -16.87%
      15-Jan-99        -13.72%
      22-Jan-99        -18.35%
      29-Jan-99        -22.65%
       5-Feb-99        -17.65%
      12-Feb-99        -17.71%
      19-Feb-99        -18.51%
      26-Feb-99        -21.16%
       5-Mar-99        -20.45%
      12-Mar-99        -17.84%
      19-Mar-99        -23.65%
      26-Mar-99        -19.23%
       2-Apr-99        -19.37%
       9-Apr-99        -20.01%
      16-Apr-99        -17.49%
      23-Apr-99        -19.69%
      30-Apr-99        -19.48%
       7-May-99        -21.75%
      14-May-99        -22.76%
      21-May-99        -22.01%
      28-May-99        -19.27%
       4-Jun-99        -21.01%
      11-Jun-99        -23.12%
      18-Jun-99        -15.44%
      25-Jun-99        -20.63%
       2-Jul-99        -21.47%
       9-Jul-99        -21.26%
      16-Jul-99        -21.77%
      23-Jul-99        -21.75%
      30-Jul-99        -21.93%
       6-Aug-99        -21.76%
      13-Aug-99        -21.44%
      20-Aug-99        -22.65%
      27-Aug-99        -24.14%
       3-Sep-99        -22.44%
      10-Sep-99        -23.35%
      17-Sep-99        -23.45%
      24-Sep-99        -24.04%
       1-Oct-99        -24.14%
       8-Oct-99        -21.52%
      15-Oct-99        -22.45%
      22-Oct-99        -26.21%
      29-Oct-99        -22.00%
       5-Nov-99        -21.70%
      12-Nov-99        -22.57%
      19-Nov-99        -16.67%
      26-Nov-99        -20.28%
       3-Dec-99        -21.60%
      10-Dec-99        -23.44%
      17-Dec-99        -27.70%
      24-Dec-99        -24.48%
      31-Dec-99        -25.17%
       7-Jan-00        -25.16%
      14-Jan-00        -21.65%
      21-Jan-00        -24.59%
      28-Jan-00        -26.63%
       4-Feb-00        -24.80%
      11-Feb-00        -27.41%
      18-Feb-00        -23.54%
      25-Feb-00        -23.62%
       3-Mar-00        -29.53%
      10-Mar-00        -30.75%
      17-Mar-00        -28.26%
      24-Mar-00        -32.40%
      31-Mar-00        -28.19%
       7-Apr-00        -28.14%
      14-Apr-00        -31.36%
      21-Apr-00        -28.48%
      28-Apr-00        -29.20%
       5-May-00        -31.73%
      12-May-00        -28.88%
      19-May-00        -29.49%
      26-May-00        -24.45%
       2-Jun-00        -29.72%
       9-Jun-00        -29.91%
      16-Jun-00        -30.05%
      23-Jun-00        -31.03%
      30-Jun-00        -29.33%
       7-Jul-00        -28.98%
      14-Jul-00        -28.77%
      21-Jul-00        -29.98%
      28-Jul-00        -24.71%
       4-Aug-00        -29.83%
      11-Aug-00        -26.07%
      18-Aug-00        -27.87%
      25-Aug-00        -26.60%
       1-Sep-00        -27.84%
       8-Sep-00        -26.78%
      15-Sep-00        -28.13%
      22-Sep-00        -26.04%
      29-Sep-00        -27.31%
       6-Oct-00        -24.62%
      13-Oct-00        -23.94%
      20-Oct-00        -26.50%
      27-Oct-00        -28.35%
       3-Nov-00        -27.96%
      10-Nov-00        -26.36%
      17-Nov-00        -25.49%
      24-Nov-00        -26.14%
       1-Dec-00        -25.73%
       8-Dec-00        -25.79%
      15-Dec-00        -25.66%
      22-Dec-00        -25.93%
      29-Dec-00        -25.82%
       5-Jan-00        -24.24%
      12-Jan-00        -24.84%
      19-Jan-00        -20.38%
      26-Jan-00        -21.88%
       2-Feb-01        -22.28%
       9-Feb-01        -23.10%
      16-Feb-01        -21.06%
      23-Feb-01        -18.80%
       2-Mar-01        -19.29%
       9-Mar-01        -21.27%
      16-Mar-01        -23.76%
      23-Mar-01        -24.25%
      30-Mar-01        -21.88%
       6-Apr-01        -21.18%
      13-Apr-01        -20.79%
      20-Apr-01        -20.54%
      27-Apr-01        -21.94%
       4-May-01        -19.93%
      11-May-01        -19.35%
      18-May-01        -19.26%
      25-May-01        -19.39%
       1-Jun-01        -17.67%
       8-Jun-01        -16.37%
      15-Jun-01        -17.10%
      22-Jun-01        -19.03%
      29-Jun-01        -16.54%
       6-Jul-01        -18.06%
      13-Jul-01        -13.35%
      20-Jul-01        -18.67%
      27-Jul-01        -19.60%
       3-Aug-01        -18.61%
      10-Aug-01        -20.08%
      17-Aug-01        -18.66%
      24-Aug-01        -15.34%
      31-Aug-01        -18.56%
       7-Sep-01        -15.32%
      21-Sep-01        -20.28%
      28-Sep-01        -15.66%
 -------------------------------------------------------------------------------
 The performance and premium/discount are based on 28 September 2001
 *Source: State Street Corporation




------------------------------------------------------------------------------------------------------------------------------------
The portfolio - in full                                                                                    at 30 September 2001
------------------------------------------------------------------------------------------------------------------------------------

                         Sector                                                    Company (code)          Price     % of portfolio

Hong Kong 40.9%          China Petroleum & Chemical Corp                                  0386.JK        HK$1.09          4.8%
                         Yanzhou Coal Mining                                              1171.HK        HK$2.35          4.5%
                         Huaneng Power International                                      0902.HK       HK$4.425          3.7%
                         Zhejiang Expressway                                              0576.HK        HK$1.71          3.4%
                         TCL International                                                1070.HK        HK$0.78          3.2%
                         TPV Holdings Ltd                                                 0903.HK        HK$1.52          2.2%
                         Shangri-La Asia                                                  0069.HK         HK$4.2          2.1%
                         China Rare Earth                                                 0769.HK         HK1.74          2.1%
                         Beijing Capital International Airport                            0697.HK        HK$1.82          1.9%
                         Brilliance China                                                 1114.HK        HK$1.13          1.8%
                         Euro - Asia Agriculture                                          0932.HK        HK$1.36          1.3%
                         Global Biotech                                                   0809.HK        HK$1.87          1.3%
                         Xinao Gas                                                        8149.HK        HK$1.85          1.3%
                         China Overseas Land & Investment                                 0688.HK        HK$0.74          1.2%
                         Asia Satellite                                                   1135.HK        HK$10.2          1.2%
                         Life Tech                                                        1180.HK       HK$0.233          1.2%
                         Fountain Set                                                     0420.HK        HK$0.85          1.1%
                         Arcontech                                                        8097.HK        HK$1.04          0.9%
                         Chen Hsong                                                       0057.HK        HK$1.18          0.8%
                         Road King Infrastructure                                         1098.HK         HK$2.5          0.5%
                         Automated Systems Holdings                                       0771.HK           HK$2          0.4%

Taiwan 33.3%             Taipei Bank                                                      2830.TW        NT$16.5          4.5%
                         Chunghwa Telecom                                                 2412.TW        NT$44.9          3.3%
                         Uni-President Enterprises                                        1216.TW        NT$11.9          3.1%
                         Pacific Construction                                             2506.TW        NT$4.04          3.0%
                         Ho Tung Chemical                                                 1714.TW        NT$17.7          2.5%
                         Choice Lithograph                                                9929.TW       NT$10.95          2.2%
                         Taiwan Secom                                                     9917.TW        NT$28.3          2.1%
                         Premier Image Technology                                         2394.TW          NT$45          2.1%
                         China Synthetic Rubber                                           2104.TW         NT$8.9          1.9%
                         Phoenixtech                                                      2411.TW        NT$20.7          1.8%
                         Teco                                                             1504.TW         NT$9.6          1.8%
                         Polaris Securities                                               6011.TW        NT$9.65          1.8%
                         Giant Manufacturing                                              9921.TW        NT$34.7          1.6%
                         Advantech                                                        2395.TW          NT$64          1.4%
                         Sunplus                                                          2401.TW        NT$65.5          0.2%

B shares 5.9%            Shanghai Friendship                                             90923.SS       US$0.891          2.0%
                         Eastern Communication                                          900941.SS       US$1.192          1.6%
                         Shanghai Matsuoka                                              900955.SS       US$1.524          1.2%
                         Luthai Textile                                                   2726.SZ        HK$7.12          1.1%

New York 2.7%            Chinadotcom                                                      China.O       US$1.943          2.7%

Unlisted 5.3%            America Standard China                                                                           3.3%
                         Moulin International Holdings Convertible Bond 2004                                              1.5%
                         New World Sun City Ltd                                                                           0.5%

Singapore 3.0%           Want Want Holdings                                               WANT.SI        US$1.82          2.7%
                         Asia Dekor                                                       ADEK.SI        US$0.08          0.3%

Cash 7.4%






Contacts
--------------------------------------------------------------------------------

The China Fund Inc
c/o State Street Bank and Trust Company
225 Franklin Street
Boston  MA 02110
Tel: (1) 888 CHN-CALL (246 2255)





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Investors  Limited,  Saltire  Court,  20 Castle  Terrace,  Edinburgh,  Scotland.
Regulated by IMRO and registered with the Securities Exchange Commission as an investment adviser. Information herein is believed to be reliable but has not been verified by Martin Currie Global Investors Limited. Martin Currie Global Investors Limited makes no representation or warranty and does not accept any responsibility in relation to such information or for opinion or conclusion which the reader may draw from the newsletter. This newsletter does not
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ultimate and intermediate holding companies, subsidiaries,  affiliates, clients, directors or staff may, at any time, have a position in the market referred to herein, and may buy or sell securities, currencies, or any other financial instruments in such markets. The information or opinion expressed in this
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securities,  commodities,  currencies,  or  financial  instruments  referred  to herein. Investors are advised that they will not generally benefit from the rules and regulations of the United Kingdom Financial Services Act 1986, the
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protection  of  investors  nor  benefit  from  the  United   Kingdom   Investors
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Please remember that past  performance is not necessarily a guide to the future.
Market and currency movements may cause the value of the shares and the income from them to fluctuate and you may get back less than you invested when you decide to sell your shares.